                                                                    EXHIBIT 99.6

CASE NAME:      DCM DELAWARE, INC.                                 ACCRUAL BASIS

CASE NUMBER:    401-40787-BJH-11

JUDGE:          BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                          MONTH ENDING: MARCH 31, 2002
                                        --------------

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ WILFORD W. SIMPSON                                           TREASURER
---------------------------------------                    ---------------------
Original Signature of Responsible Party                            Title

WILFORD W. SIMPSON                                            APRIL 22, 2002
---------------------------------------                    ---------------------
Printed Name of Responsible Party                                   Date

PREPARER:

/s/ DENNIS S. FAULKNER                                     ACCOUNTANT FOR DEBTOR
---------------------------------------                    ---------------------
Original Signature of Preparer                                     Title

DENNIS S. FAULKNER                                              APRIL 22, 2002
---------------------------------------                    ---------------------
Printed Name of Preparer                                            Date

CASE NAME:      DCM DELAWARE, INC.                             ACCRUAL BASIS - 1

CASE NUMBER:    401-40787-BJH-11

COMPARATIVE BALANCE SHEET

                                                            SCHEDULED      MONTH          MONTH          MONTH
ASSETS                                                       AMOUNT        JAN-02         FEB-02         MAR-02
------                                                    -----------  ------------   ------------   ------------
1.      Unrestricted Cash
2.      Restricted Cash
3.      Total Cash                                                  0             0              0              0
4.      Accounts Receivable (Net)
5.      Inventory
6.      Notes Receivable
7.      Prepaid Expenses
8.      Other (Attach List)
9.      Total Current Assets                                        0             0              0              0
10.     Property, Plant & Equipment
11.     Less: Accumulated Depreciation/Depletion
12.     Net Property, Plant & Equipment                             0             0              0              0
13.     Due From Insiders
14.     Other Assets - Net of Amortization (Attach List)            0             0              0              0
15.     Other (Attach List)                                         0             0              0              0
16.     Total Assets                                                0             0              0              0

POST PETITION LIABILITIES

17.     Accounts Payable                                                        393            393            393
18.     Taxes Payable
19.     Notes Payable
20.     Professional Fees
21.     Secured Debt
22.     Other (Attach List)
23.     Total Post Petition Liabilities                                         393            393            393

PRE PETITION LIABILITIES

24.     Secured Debt (FOOTNOTE)                            75,885,064    13,509,318     13,590,741     13,680,889
25.     Priority Debt
26.     Unsecured Debt
27.     Other (Attach List)                               128,928,814   128,930,100    128,930,100    128,930,100
28.     Total Pre Petition Liabilities                    204,813,878   142,439,418    142,520,841    142,610,989
29.     Total Liabilities                                 204,813,878   142,439,811    142,521,234    142,611,382

EQUITY

30.     Pre Petition Owners' Equity                                    (204,813,878)  (204,813,878)  (204,813,878)
31.     Post Petition Cumulative Profit Or (Loss)                            (1,576)        (1,576)        (1,576)
32.     Direct Charges To Equity (FOOTNOTE)                              62,375,643     62,294,220     62,204,072
33.     Total Equity                                                   (142,439,811)  (142,521,234)  (142,611,382)
34.     Total Liabilities and Equity                                              0              0              0

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      DCM DELAWARE, INC.                              SUPPLEMENT TO

CASE NUMBER:    401-40787-BJH-11                               ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET

                                                    SCHEDULED          MONTH               MONTH               MONTH
ASSETS                                               AMOUNT            JAN-02             FEB-02               MAR-02
------                                             -----------      -----------         -----------         -----------
A.
B.
C.
D.
E.
TOTAL OTHER ASSETS -  LINE 8                                 0                0                   0                   0

A.
B.
C.
D.
E.
TOTAL OTHER ASSETS NET OF AMORTIZATION -  LINE 14            0                0                   0                   0

A.
B.
C.
D.
E.
TOTAL OTHER ASSETS -  LINE 15                                0                0                   0                   0

POST PETITION LIABILITIES

A.
B.
C.
D.
E.
TOTAL OTHER POST PETITION LIABILITIES -  LINE 22                              0                   0                   0

PRE PETITION LIABILITIES

A.     Interco. Payables (FOOTNOTE)                    428,814          430,100             430,100             430,100
B.     10 3/8% Senior Sub. Notes                   105,000,000      105,000,000         105,000,000         105,000,000
C.     Sr. Sub Exchangeable Notes                   23,500,000       23,500,000          23,500,000          23,500,000
D.
E.
TOTAL OTHER PRE PETITION LIABILITIES -  LINE 27    128,928,814      128,930,100         128,930,100         128,930,100

CASE NAME:      DCM DELAWARE, INC.                             ACCRUAL BASIS - 2

CASE NUMBER:    401-40787-BJH-11

INCOME STATEMENT
                                                         MONTH                  MONTH                 MONTH                QUARTER
REVENUES                                                JAN-02                 FEB-02                MAR-02                 TOTAL
--------                                                ------                 ------                ------                -------
1.   Gross Revenues                                                                                                             0
2.   Less: Returns & Discounts                                                                                                  0
3.   Net Revenue                                             0                      0                     0                     0

COST OF GOODS SOLD

4.   Material                                                                                                                   0
5.   Direct Labor                                                                                                               0
6.   Direct Overhead                                                                                                            0
7.   Total Cost Of Goods Sold                                0                      0                     0                     0
8.   Gross Profit                                            0                      0                     0                     0

OPERATING EXPENSES

9.   Officer / Insider Compensation                                                                                             0
10.  Selling & Marketing                                                                                                        0
11.  General & Administrative                                                                                                   0
12.  Rent & Lease                                                                                                               0
13.  Other (Attach List)                                                                                                        0
14.  Total Operating Expenses                                0                      0                     0                     0
15.  Income Before Non-Operating
     Income & Expense                                        0                      0                     0                     0

OTHER INCOME & EXPENSES

16.  Non-Operating Income (Att List)                                                                                            0
17.  Non-Operating Expense (Att List)                                                                                           0
18.  Interest Expense                                                                                                           0
19.  Depreciation / Depletion                                                                                                   0
20.  Amortization                                                                                                               0
21.  Other (Attach List)                                                                                                        0
22.  Net Other Income & Expenses                             0                      0                     0                     0

REORGANIZATION EXPENSES

23.  Professional Fees                                                                                                          0
24.  U.S. Trustee Fees                                                                                                          0
25.  Other (Attach List)                                                                                                        0
26.  Total Reorganization Expenses                           0                      0                     0                     0
27.  Income Tax                                                                                                                 0
28.  Net Profit (Loss)                                       0                      0                     0                     0

This form     does  X   does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      DCM DELAWARE, INC.                             ACCRUAL BASIS - 3

CASE NUMBER:    401-40787-BJH-11

CASH RECEIPTS AND                                 MONTH            MONTH            MONTH          QUARTER
DISBURSEMENTS                                    JAN-02           FEB-02           MAR-02           TOTAL
-------------                                  ----------       ----------       ----------       ----------
1.    Cash - Beginning Of Month                                                                            0

RECEIPTS FROM OPERATIONS

2.    Cash Sales                                                                                           0

COLLECTION OF ACCOUNTS RECEIVABLE

3.    Pre Petition                                                                                         0
4.    Post Petition                                                                                        0
5.    Total Operating Receipts                          0                0                0                0

NON-OPERATING RECEIPTS

6.    Loans & Advances (Attach List)                                                                       0
7.    Sale of Assets                                                                                       0
8.    Other (Attach List)                                                                                  0
9.    Total Non-Operating Receipts                      0                0                0                0
10.   Total Receipts                                    0                0                0                0
11.   Total Cash Available                              0                0                0                0

OPERATING DISBURSEMENTS

12.   Net Payroll                                                                                          0
13.   Payroll Taxes Paid                                                                                   0
14.   Sales, Use & Other Taxes Paid                                                                        0
15.   Secured / Rental / Leases                                                                            0
16.   Utilities                                                                                            0
17.   Insurance                                                                                            0
18.   Inventory Purchases                                                                                  0
19.   Vehicle Expenses                                                                                     0
20.   Travel                                                                                               0
21.   Entertainment                                                                                        0
22.   Repairs & Maintenance                                                                                0
23.   Supplies                                                                                             0
24.   Advertising                                                                                          0
25.   Other (Attach List)                                                                                  0
26.   Total Operating Disbursements                     0                0                0                0

REORGANIZATION DISBURSEMENTS

27.   Professional Fees                                                                                    0
28.   U.S. Trustee Fees                                                                                    0
29.   Other (Attach List)                                                                                  0
30.   Total Reorganization Expenses                     0                0                0                0
31.   Total Disbursements                               0                0                0                0
32.   Net Cash Flow                                     0                0                0                0
33.   Cash - End of Month                               0                0                0                0

This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME: DCM DELAWARE, INC.                                  ACCRUAL BASIS - 4

CASE NUMBER: 401-40787-BJH-11

                                           SCHEDULED     MONTH      MONTH        MONTH
ACCOUNTS RECEIVABLE AGING                   AMOUNT      JAN-02     FEB-02       MAR-02
-------------------------                  ---------    ------     ------       ------
1.   0 - 30
2.   31 - 60
3.   61 - 90
4.   91 +
5.   Total Accounts Receivable                     0         0         0             0
6.   (Amount Considered Uncollectible)
7.   Accounts Receivable (Net)                     0         0         0             0

AGING OF POST PETITION                               MONTH:      MARCH-02
TAXES AND PAYABLES                                          --------------------

                             0 - 30     31 - 60      61 - 90       91 +
TAXES PAYABLE                 DAYS       DAYS          DAYS        DAYS        TOTAL
-------------                ------     -------      -------       ----        -----
1.   Federal                                                                       0
2.   State                                                                         0
3.   Local                                                                         0
4.   Other (Attach List)                                                           0
5.   Total Taxes Payable          0           0            0          0            0
6.   Accounts Payable             0           0            0        393          393

STATUS OF POST PETITION TAXES                        MONTH:       MARCH-02
                                                            --------------------



                                                        AMOUNT
                                  BEGINNING TAX     WITHHELD AND/OR                      ENDING TAX
FEDERAL                             LIABILITY *         ACCRUED        (AMOUNT PAID)      LIABILITY
-------                             -----------         -------        -------------      ---------
1.   Withholding **                                                                               0
2.   FICA - Employee **                                                                           0
3.   FICA - Employer **                                                                           0
4.   Unemployment                                                                                 0
5.   Income                                                                                       0
6.   Other (Attach List)                                                                          0
7.   Total Federal Taxes                      0                   0                0              0

STATE AND LOCAL

8.   Withholding                                                                                  0
9.   Sales                                                                                        0
10.  Excise                                                                                       0
11.  Unemployment                                                                                 0
12.  Real Property                                                                                0
13.  Personal Property                                                                            0
14.  Other (Attach List)                                                                          0
15.  Total State And Local                    0                   0                0              0
16.  Total Taxes                                          0                   0                0              0

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      DCM DELAWARE, INC.                             ACCRUAL BASIS - 5

CASE NUMBER:    401-40787-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                 MONTH:          MARCH-02
                                                         -----------------------

BANK RECONCILIATIONS                            Account # 1          Account # 2
--------------------                            -----------          -----------
A.   BANK:                                                                              Other Accounts
B.   ACCOUNT NUMBER:                                                                    (Attach List)          TOTAL
C.   PURPOSE (TYPE):
1.   Balance Per Bank Statement                                                                                  0
2.   Add: Total Deposits Not Credited                                                                            0
3.   Subtract: Outstanding Checks                                                                                0
4.   Other Reconciling Items                                                                                     0
5.   Month End Balance Per Books                          0                    0                     0           0
6.   Number of Last Check Written

INVESTMENT ACCOUNTS

                                                   DATE               TYPE OF
BANK, ACCOUNT NAME & NUMBER                    OF PURCHASE           INSTRUMENT         PURCHASE PRICE        CURRENT VALUE
---------------------------                    -----------           ----------         --------------        -------------
7.

8.

9.

10.  (Attach List)

11.  Total Investments                                                                               0              0

CASH

12.  Currency On Hand                                                                                               0
13.  Total Cash - End of Month                                                                                      0

This form     does  x   does not have related footnotes on Footnotes Supplement.
          ---      ----

CASE NAME:      DCM DELAWARE, INC.                             ACCRUAL BASIS - 6

CASE NUMBER:    401-40787-BJH-11

                                                     MONTH:       MARCH-02
                                                            --------------------

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                                           TYPE OF                     AMOUNT                      TOTAL PAID
                     NAME                                  PAYMENT                      PAID                         TO DATE
                     ----                                  -------                     ------                      ----------
1.
2.
3.
4.
5.  (Attach List)
6.  Total Payments To Insiders                                                              0                              0

                                  PROFESSIONALS

                                                           DATE OF
                                                         COURT ORDER                                                  TOTAL
                                                         AUTHORIZING        AMOUNT       AMOUNT      TOTAL PAID      INCURRED
                    NAME                                   PAYMENT         APPROVED       PAID         TO DATE       & UNPAID *
                    ----                                 -----------       --------      ------      ----------      ----------
1.
2.
3.
4.
5.  (Attach List)
6.  Total Payments To Professionals                                               0           0               0               0

      *     Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                               PROTECTION PAYMENTS

                                                          SCHEDULED         AMOUNTS      TOTAL
                                                           MONTHLY           PAID        UNPAID
                                                          PAYMENTS          DURING        POST
            NAME OF CREDITOR                                 DUE             MONTH      PETITION
            ----------------                              ---------         -------    ----------
1.  Bank of America                                            0                 0     13,680,889
2.
3.
4.
5.  (Attach List)
6.  TOTAL                                                      0                 0     13,680,889

This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      DCM DELAWARE, INC.                             ACCRUAL BASIS - 7

CASE NUMBER:    401-40787-BJH-11
                                                               MONTH:  MARCH-02
                                                                      ----------

QUESTIONNAIRE

                                                                                                                 YES          NO
                                                                                                                 ---          --
1.    Have any Assets been sold or transferred outside the normal course of business this reporting period?                    X

2.    Have any funds been disbursed from any account other than a debtor in possession account?                                X

3.    Are any Post Petition Receivables (accounts, notes, or loans) due from related parties?                                  X

4.    Have any payments been made on Pre Petition Liabilities this reporting period?                                           X

5.    Have any Post Petition Loans been received by the debtor from any party?                                                 X

6.    Are any Post Petition Payroll Taxes past due?                                                                            X

7.    Are any Post Petition State or Federal Income Taxes past due?                                                            X

8.    Are any Post Petition Real Estate Taxes past due?                                                                        X

9.    Are any other Post Petition Taxes past due?                                                                              X

10.   Are any amounts owed to Post Petition creditors delinquent?                                                              X

11.   Have any Pre Petition Taxes been paid during the reporting period?                                                       X

12.   Are any wage payments past due?                                                                                          X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

INSURANCE

                                                                                                                 YES          NO
                                                                                                                 ---          --
1.    Are Worker's Compensation, General Liability and other necessary insurance coverages in effect?              X

2.    Are all premium payments paid current?                                                                       X

3.    Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

Debtor has no operations.

                              INSTALLMENT PAYMENTS

 TYPE OF POLICY                  CARRIER                              PERIOD COVERED                    PAYMENT AMOUNT & FREQUENCY
 --------------                  -------                            --------------------                --------------------------
General Liability          Aon Risk Services                           3/1/02-9/1/02                    Semi-Annual        $98,598
D&O Liability              Great American Insurance                 11/1/2001-10/31/2004                Annual             $64,657

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      DCM DELAWARE, INC.                          FOOTNOTES SUPPLEMENT

CASE NUMBER:    401-40787-BJH-11                            ACCRUAL BASIS

                                                            MONTH:      MARCH-02
                                                                  --------------

ACCRUAL
BASIS
FORM
NUMBER        LINE NUMBER       FOOTNOTE / EXPLANATION
-------       -----------       ----------------------
  1                24           The direct charges to equity are due to the
  1                32           secured debt reductions pursuant to sales of
                                Kevco Manufacturing, L.P.'s operating divisions,
                                the sale of the South Region of Kevco
                                Distribution, as well as direct cash payments.
                                The secured debt owed to Bank of America by
                                Kevco, Inc. (Case No. 401-40783-BJH-11) has been
                                guaranteed by all of its co-debtors (See
                                Footnote 1,27A); therefore, the secured debt is
                                reflected as a liability on all of the Kevco
                                entities. The charge to equity is simply an
                                adjustment to the balance sheet.

  1                27A          Intercompany payables are to co-debtors Kevco
                                Management Co. (Case No. 401-40788-BJH-11),
                                Kevco Distribution, LP (Case No.
                                401-40789-BJH-11), Kevco Manufacturing, LP (Case
                                No. 401-40784-BJH-11), Kevco Holding, Inc. (Case
                                No. 401-40785-BJH-11), Kevco, Inc. (Case No.
                                401-40783-BJH-11), Kevco GP, Inc. (Case No.
                                401-40786-BJH-11), and Kevco Components, Inc.
                                (Case No. 401-40790-BJH-11).